EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 26, 1999 included in Registration Statement File No. 33-56866.






/s/
---------------------------
ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 26, 1999